Exhibit 99.1

January 23, 2012

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

RE: Tennessee Commerce Bancorp, Inc.

File No.: 000-51281

We have read the statements under Item 4.02 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 20, 2012 regarding withdrawal of our audit report on the Corporation’s financial statements as of December 31, 2010 and for the year then ended and the possibility that we may withdraw earlier audit reports pursuant to the results of a forensic review of the Corporation’s small ticket loan portfolio. We agree with these statements pertaining to our firm.

/s/ KraftCPAs PLLC

KraftCPAs PLLC

KraftCPAs PLLC - Certified Public Accountants and Consultants

555 Great Circle Road • Nashville, TN 37228 • Phone 615-242-7351 • Fax 615-782-4271 • www.kraftcpas.com